UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07917

Wilshire Variable Insurance Trust
(Exact name of registrant as specified in charter)

Wilshire Variable Insurance Trust

1299 Ocean Avenue, Suite 600

Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz

Wilshire Advisors LLC

1299 Ocean Avenue, Suite 600

Santa Monica, CA 90401-1085
(Name and address of agent for service)

(310) 451-3051

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

Wilshire Variable Insurance Trust

ANNUAL REPORT

Wilshire Global Allocation Fund

December 31, 2023

Wilshire Variable Insurance Trust Table of Contents

Shares of the Wilshire Global Allocation Fund are sold only as the underlying investment for variable annuity contracts issued by insurance companies. This report is authorized for use in connection with any offering of the Fund’s shares only if accompanied or preceded by the Fund’s current prospectus.

Shares of the Wilshire Variable Insurance Trust are distributed by Foreside Fund Services, LLC.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited)

Dear Wilshire Variable Insurance Trust Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Variable Insurance Trust. This report covers the period from January 1, 2023 to December 31, 2023 for the Wilshire Global Allocation Fund (the “Fund”).

Domestic and foreign developed economies generated positive returns during the last quarter of 2023 as the market welcomed continued signs of moderating inflation and stronger than expected economic growth. Evidence of economic resilience and record-low unemployment have increased the likelihood of an economic “soft landing,” however, it might be too early for foreign central banks to declare victory over inflation. The U.S. Federal Reserve held the key interest rate steady in December 2023 but now anticipates three rates cuts in the later part of 2024.

U.S. equities outperformed international equities as the S&P 500® Index slightly outpaced the MSCI EAFE Index but significantly outpaced the MSCI Emerging Markets Index during the fourth quarter. Fixed income returns were generally positive across U.S. and non-U.S. markets as bond markets quickly priced in the potential rate cuts.

Rolling 12-month inflation within the U.S. decreased to 3.1% at the end of November from the recent peak of 9.1% reached June 2022, however, inflation excluding food and energy stood at 4.0% as the price of shelter and transportation services remained elevated. Recent declines in oil prices may reverse course if demand from both domestic and abroad, namely China, increases and Organization of the Petroleum Exchange Countries increase voluntary cuts.

It has been a pleasant surprise that the U.S. economy has coped so well with higher interest rates and elevated inflation. The unemployment rate, which remained under 4.0% for the past 24 consecutive months continues to demonstrate resiliency amid tightening financial conditions. Signs of moderating economic growth from corporations and a decrease in household savings have been developing for some time and a continued slowdown in economic growth could begin to weigh on corporate profitability and outlook and serve as a headwind to equity market returns.

The European Central Bank (“ECB”) kept the three key interest rates unchanged despite annualized inflation falling to 2.4% in November 2023. The ECB stated that inflation has moderated in recent months and is likely to increase again in the near term. In terms of economic activity, the Eurozone economic growth has fallen faster than its U.S. counterpart as the Eurozone deals with not only the ongoing conflict in Ukraine but also waning consumer confidence.

On the emerging markets front, the Chinese economy has not picked up as expected since its COVID-reopening. As the economic activity from manufacturing and service sectors continues to slow and export demands continues to decline, China is unlikely able to produce similar economic growth amidst challenges in the property market, demographics, and deflationary pressure. Recent stimulus implemented in 2023 appears to have had a limited impact to spark economic growth, adding to the possibility of slower growth. With the prospect of central banks easing and a softer dollar in the future, investors are likely to look outside of China for more diverse and attractive opportunities, further hindering the Chinese economy.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited) - (Continued)

Fund Performance Review

The Global Allocation Fund returned 16.44% in 2023, underperforming the Custom Benchmark return of 16.49% by -0.05%. Despite the slight underperformance, we believe that the Fund is well-positioned going into 2024 as the market deals with the ongoing inflation concern and macroeconomic and geopolitical issues.

As always, we sincerely appreciate your continued support and confidence in Wilshire Advisors.

Sincerely,

Jason Schwarz

President, Wilshire Variable Insurance Trust

DISCLOSURES:

This report must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Fund and are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Sector allocations are subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods less than one year, performance is cumulative. For performance data current to the most recent month-end please call 1-866-591-1568.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited) - (Continued)

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise.

In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic, or political instability in other nations. Investments in smaller companies typically exhibit higher volatility. Investments in derivatives, such as swaps, futures contracts and options contracts and currency transactions expose the Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives and could also result in a loss, which in some cases may be unlimited.

Investing involves risk including loss of principal. This report identifies the Fund’s investments on December 31. 2023. These holdings are subject to change and risk. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

The MSCI All Country World ex USA Investable Market Index is an equity index which captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. With 6,434 constituents, the index covers approximately 99% of the global equity opportunity set outside the US.

The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 825 constituents, the index covers approximately 85% of the free float adjusted market capitalization in each country.

The MSCI Emerging Markets Index is an equity index which captures large and mid-cap representation across 26 Emerging Markets countries. With 1,385 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The FT Wilshire 5000 Total Market Index is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

The Wilshire US Large-Cap Index is a benchmark of the large-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Index is a float-adjusted, market capitalization- weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000 Total Market Index.

Wilshire Variable Insurance Trust Letter to Shareholders (Unaudited) - (Continued)

The Wilshire US Small-Cap Index is a benchmark of the small-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Small-Cap is a float-adjusted, market capitalization-weighted index of the issues ranked between 750 and 2,500 by market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Growth Index is a benchmark of the large-sized growth (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Growth is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Value Index is a benchmark of the large-sized value (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Value is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The S&P 500 Index includes 500 leading companies and covers approximately 80% of available market capitalization.

Mortgaged-Backed Securities are bonds secured by residential and other real estate loans.

Agency Residential Mortgaged-Backed Securities is residential mortgaged-backed securities for which a U.S. government entity guarantees payment of principal and interest to holders of securities.

Commercial Mortgage-Backed Securities are bonds secreted by commercial and multifamily mortgages.

Asset-Backed Securities are financial securities back by income-generating assets such as loans, leases, credit card balances, or receivables.

A basis point is one hundredth of a percent or equivalently one percent of one percent.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

Credit Spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality.

Custom Benchmark composed of 65% MSCI All Country World Investable Market Index and 35% Bloomberg Global Aggregate Bond Index.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary

WILSHIRE GLOBAL ALLOCATION FUND

Average Annual Total Returns

One Year Ended 12/31/23	16.44%
Five Years Ended 12/31/23	7.24%
Ten Years Ended 12/31/23	5.04%

MSCI ALL COUNTRY WORLD (ACWI) INVESTABLE MARKET (IMI)(1)

Average Annual Total Returns

One Year Ended 12/31/23	21.59%
Five Years Ended 12/31/23	11.49%
Ten Years Ended 12/31/23	7.77%

BLOOMBERG GLOBAL AGGREGATE BOND INDEX (HEDGED)(1)

Average Annual Total Returns

One Year Ended 12/31/23	7.15%
Five Years Ended 12/31/23	1.40%
Ten Years Ended 12/31/23	2.41%

65/35 HYBRID INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/23	16.49%
Five Years Ended 12/31/23	8.18%
Ten Years Ended 12/31/23	6.10%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns assume reinvestment of all distributions. Annuity contract fees are not reflected in returns. If these fees were included, returns would be lower. Recent performance can be found at your particular insurance company.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary - (Continued)

COMPARATIVE PERFORMANCE

Comparison of Change in Value of a hypothetical $10,000 Investment in the Wilshire Global Allocation Fund versus the following 2 indices and  a 65/35 Hybrid of the 2 indices: the MSCI ACWI IMI and the Bloomberg Global Aggregate Bond Index (Hedged) through 12/31/23.

(1)	The MSCI ACWI IMI captures large, mid and small cap representation across 23 Developed Markets and 24 Emerging Markets countries, covering approximately 99% of the global equity investment opportunity set. The Bloomberg Global Aggregate Bond Index (Hedged) is a broad-based measure of the global investment grade fixed-rate debt markets from both developed and emerging markets issuers. 65/35 Hybrid is a blend of 65% MSCI All Country World (ACWI) Index and 35% Bloomberg Global Aggregate Bond Index (Hedged). An individual cannot invest directly in an index. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses.

During the ten years ended December 31, 2023, certain fees and expenses were reduced or reimbursed. Without fee reductions and expense reimbursements, total returns would have been lower. For the year ended December 31, 2023, the investment adviser did not reduce its fees or reimburse expenses.

The Fund’s total expense ratio per the prospectus dated April 30, 2023 was 1.32% including Acquired Fund Fees and Expenses.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary - (Continued)

PORTFOLIO SECTOR WEIGHTING+

(As of December 31, 2023)

+	Based on the percent of the Fund’s total investments in securities at value.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary - (Continued)

Overall Summary

The U.S. stock market, represented by the FT Wilshire 5000 Total Market IndexSM, is up 26.14% for all of 2023. Nearly every sector was also positive for the last quarter. The best performing sectors for the year were Communication Services (+53.12%) and Consumer Discretionary (+40.21%). The worst performing and negative sectors for the year were utilities (-7.05%) and energy (-0.10%). From a size perspective, large cap outperformed small cap stocks by 785 basis points for the 1-year period. The Wilshire US Large-Cap Index was up 27.34% while the Wilshire US Small-Cap Index was up 19.50%. Growth stocks significantly outperformed value-oriented stocks as the Wilshire US Large-Cap Growth Index (+46.06%) outperformed the Wilshire US Large-Cap Value Index (+11.06%) by 35.0% for the year.

Real estate securities were down for the 1-year period in both the United States and abroad. Commodity results were negative for the quarter, with crude oil falling by -21.1% to $71.65 per barrel. This is the lowest price since the summer of 2023 and overall commodity returns are down for the past twelve months. Natural gas prices moved lower during the fourth quarter after six months of significant increases. Prices were down -14.2% and are down a massive -43.8% for the past twelve months. Prices closed December at $2.51 per million BTUs. Gold prices were up during the quarter after six months of declines, 12.1% for the three months, finishing at approximately $2,072 per troy ounce. Gold above the $2,000 mark has not happened often in history.

Performance results within international equity markets were positive for the year, with developed outperforming emerging markets. The MSCI EAFE Index was up 18.24% for the year, while the MSCI Emerging Markets Index was up 9.83%. The eurozone likely fell into a mild recession in 2023 and recent data suggests that conditions are not improving. Business activity declined in December, according to a closely watched survey from the Hamburg Commercial Bank, as new orders fell and job cuts were reported. Germany, the eurozone’s largest economy, continues to suffer due to high energy prices and interest rate hikes. The Bank of France believes that the French economy will avoid recession due to a growing services sector. Finally, similar conditions exist in England as its economy likely shrank modestly in the third quarter after zero growth during the quarter before. The outlook in China is complicated with recent data showing contraction in the factory and services sectors. A survey of factory managers indicates contraction in December for the third straight month. Recently, the government has raised infrastructure spending, cut interest rates and eased limits on home-buying.

The U.S. Treasury yield curve was down across the maturity spectrum at the end of the year, and to a greater degree in the long end of the curve. The 10-year Treasury yield ended the quarter at 3.88%, down -69 basis points from September. Credit spreads were down, as well, during the quarter with high yield bond spreads down -71 basis points, the lowest level in more than a year. The Federal Open Market Committee (“Fed”) met twice during the fourth quarter, as scheduled, and left the overnight rate unchanged, targeting a range of 5.25% to 5.50%. The Fed’s “dot plot” is messaging that the current expectation is for a decrease in rates in 2024, by -0.75% after the December meeting. During a recent speech, Fed Chair Jerome Powell reiterated the central bank’s intent to be cautious, “Having come so far and so quickly, the Fed is moving carefully forward, as the risks of under- and over-tightening are becoming more balanced.”

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Commentary - (Continued)

The Global Allocation Fund returned 16.44% in 2023, underperforming the Custom Benchmark return of 16.49% by -0.05%. From an asset allocation perspective, the Fund’s overweight exposure to smaller capitalization stocks and emerging markets during the first and some parts of the second quarter weighed on 1-year performance. Additionally, the Fund’s overweight exposure to investment grade and treasuries weighed on the Fund’s relative performance as high yield, bank loan, and emerging market debt outperformed treasuries significantly during the year. Lastly, the Fund’s overweight exposure to fixed income relative to equities since the fourth quarter detracted from relative return. Conversely, fund selection within the U.S. and international equities and fixed income generally contributed, with the exception of the Wilshire Large Company Growth and Small Company Growth Portfolios.

Despite slight relative underperformance, we believe the Fund is well-positioned going into 2024 as the market deals with the ongoing inflation concern, macroeconomic and geopolitical issues.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for investment advisory services, administrative services, distribution and/or shareholder services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

The table below illustrates the Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Fund’s costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Wilshire Variable Insurance Trust Disclosure of Fund Expenses (Unaudited) - (Continued)

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Variable Insurance Trust has no such charges or fees, but they may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.

	Beginning Account Value 07/01/2023	Ending Account Value 12/31/2023	Net Expense Ratio(1)	Expenses Paid During Period 07/01/23 - 12/31/23(2)
Wilshire Global Allocation Fund
Actual Fund Return	$1,000.00	$1,061.60	0.45%	$2.34
Hypothetical 5% Return	$1,000.00	$1,022.94	0.45%	$2.29

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.

(2)	The expense ratio does not include the expenses of the underlying funds.
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
(4)	Expenses shown do not include annuity contract fees.

Wilshire Variable Insurance Trust Schedule of Investments December 31, 2023

Wilshire Global Allocation Fund

	Shares	Value

AFFILIATED REGISTERED INVESTMENT COMPANIES — 80.5%
Wilshire Income Opportunities Fund - Institutional Class	11,116,149	$98,266,760
Wilshire International Equity Fund - Institutional Class	10,736,914	112,630,226
Wilshire Large Company Growth Portfolio - Institutional Class	1,773,312	75,454,443
Wilshire Large Company Value Portfolio - Institutional Class	3,928,745	78,221,318
Wilshire Small Company Growth Portfolio - Institutional Class	379,640	7,440,944
Wilshire Small Company Value Portfolio - Institutional Class	282,748	7,444,758
Total Affiliated Registered Investment Companies
(Cost $385,570,651)		$379,458,449

	Shares	Value
OTHER OPEN-END FUNDS — 19.6%
Fidelity Emerging Markets Index Fund	930,145	$9,347,957
Vanguard Long-Term Bond Index Fund - Admiral Shares	772,651	8,754,136
Vanguard Mega Cap Index Fund - Institutional Shares	28,542	9,521,262
Vanguard Total International Bond Index Fund - Institutional Shares	2,191,930	64,881,124
Total Other Open-End Funds
(Cost $99,163,652)		$92,504,479

Total Investments at Value — 100.1%
(Cost $484,734,303)		471,962,928

Liabilities in Excess of Other
Assets — (0.1%)		(283,964)

Net Assets — 100.0%		$471,678,964

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Assets and Liabilities December 31, 2023

WILSHIRE GLOBAL ALLOCATION FUND
ASSETS:
Unaffiliated investments, at value (Note 2)	$92,504,479
Investments in affiliated registered investment companies, at value (Notes 2 and 6)	379,458,449
Cash and cash equivalents	20,768
Receivable for Fund shares sold	2,478
Receivable for investment securities sold	448,067
Dividends and interest receivable	31,969
Other assets	25,229
Total Assets	472,491,439

LIABILITIES:
Payable for Fund shares redeemed	648,465
Payable for investment securities purchased	30,484
Investment advisory fees payable (Note 3)	43,192
Distribution fees payable (Note 4)	38,752
Administration and accounting fees payable (Note 3)	10,351
Accrued expenses and other payables	41,231
Total Liabilities	812,475

NET ASSETS	$471,678,964

NET ASSETS consist of:
Paid-in capital	$487,138,232
Accumulated losses	(15,459,268)

NET ASSETS	$471,678,964

SHARES OUTSTANDING:
(Unlimited shares authorized)	27,511,976

NET ASSET VALUE:
(Offering and redemption price per share)	$17.14

Investments in unaffiliated funds, at cost (Note 2)	$99,163,652
Investments in affiliated funds, at cost (Notes 2 and 6)	$385,570,651

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statement of Operations For the Year Ended December 31, 2023

WILSHIRE GLOBAL ALLOCATION FUND
INVESTMENT INCOME:
Income distributions from unaffiliated investments	$3,457,180
Income distributions from affiliated registered investment companies (Note 6)	7,338,818
Interest income	16,000
Total income	10,811,998

EXPENSES:
Distribution fees (Note 4)	1,130,778
Investment advisory fee (Note 3)	449,941
Trustees’ fees and expenses (Note 3)	157,116
Professional expenses	103,426
Administration and accounting fees (Note 3)	59,267
Insurance expense	34,981
Custodian fees	29,376
Other	11,617
Transfer agent fees	11,322
Printing expenses	6,122
Registration and filing fees	4,359
Interest expense (Note 5)	497
Total expenses	1,998,802
Net expenses	1,998,802

Net investment income	8,813,196

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTES 2 and 6):
Net realized gains (losses) from:
Sale of unaffiliated investments	(1,972,886)
Sale of affiliated registered investment companies (Note 6)	(8,917,659)
Long-term capital gain distributions from affiliated registered investment companies (Note 6)	2,571,109
Net change in unrealized appreciation on:
Unaffiliated investments	6,646,662
Investments in affiliated registered investment companies (Note 6)	61,752,203
Net realized and unrealized gains on investments	60,079,429

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$68,892,625

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Statements of Changes in Net Assets

	WILSHIRE GLOBAL ALLOCATION FUND
	Year Ended December 31, 2023	Year Ended December 31, 2022
OPERATIONS:
Net investment income	$8,813,196	$5,996,709
Net realized losses from investments	(10,890,545)	(3,158,972)
Long-term capital gain distributions from registered investment companies	2,571,109	19,096,430
Net change in unrealized appreciation (depreciation) on investments	68,398,865	(121,181,134)
Net increase (decrease) in net assets resulting from operations	68,892,625	(99,246,967)

DISTRIBUTIONS FROM DISTRIBUTABLE EARNINGS TO SHAREHOLDERS (Notes 2 and 8)	(21,867,612)	(75,445,854)

CAPITAL SHARE TRANSACTIONS (DOLLARS):
Shares sold	3,163,439	4,455,722
Shares issued as reinvestment of distributions	21,867,612	75,445,854
Shares redeemed	(35,076,670)	(37,279,322)
Net increase (decrease) in net assets from capital share transactions	(10,045,619)	42,622,254

Net increase (decrease) in net assets	36,979,394	(132,070,567)

NET ASSETS:
Beginning of period	434,699,570	566,770,137
End of period	$471,678,964	$434,699,570

CAPITAL SHARE TRANSACTIONS:
Shares sold	191,223	236,796
Shares issued as reinvestment of distributions	1,393,729	5,178,164
Shares redeemed	(2,130,689)	(1,960,861)
Net increase (decrease) in shares outstanding	(545,737)	3,454,099
Shares outstanding, beginning of period	28,057,713	24,603,614
Shares outstanding, end of period	27,511,976	28,057,713

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Wilshire Global Allocation Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.

	Investment Class Shares
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net asset value, beginning of period	$15.49	$23.04	$22.09	$20.51	$18.36

Income (loss) from investment operations:
Net investment income (a)	0.32	0.24	0.69	0.26	0.36
Net realized and unrealized gains (losses) on investments	2.15	(4.55)	1.88	2.12	2.95
Total from investment operations	2.47	(4.31)	2.57	2.38	3.31

Less distributions:
From net investment income	(0.22)	(0.71)	(0.28)	(0.39)	(0.34)
From realized capital gains	(0.60)	(2.53)	(1.34)	(0.41)	(0.82)
Total distributions	(0.82)	(3.24)	(1.62)	(0.80)	(1.16)

Net asset value, end of period	$17.14	$15.49	$23.04	$22.09	$20.51

Total return (b)	16.44%	(17.83)%	11.84%	11.93%	18.42%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$471,679	$434,700	$566,770	$542,386	$526,532
Operating expenses†	0.44%	0.42%	0.40%	0.40%	0.44%
Net investment income (a)	1.95%	1.27%	2.94%	1.31%	1.82%
Portfolio turnover rate	3%	6%	8%	12%	11%

(a)	Net investment income was calculated using the average shares outstanding method for the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
(b)	If you are an annuity contract owner, the total returns shown do not reflect the expenses that apply to the separate account or related insurance policies through which you invest in the Fund. The inclusion of these charges would reduce the total return figures for all periods shown.
†	These ratios do not include expenses of the underlying investment companies in which the Fund invests.

See Notes to Financial Statements.

Wilshire Variable Insurance Trust Notes to Financial Statements December 31, 2023

1. Organization.

The Wilshire Variable Insurance Trust (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers units of beneficial interest (shares) in the Wilshire Global Allocation Fund (the “Fund”). The Fund operates under a fund of funds structure and at this time invests substantially all of its assets in shares of certain underlying affiliated funds (the “Affiliated Funds”), which are mutual funds advised by Wilshire Advisors LLC (the “Adviser”), and in shares of unaffiliated investment companies. Shares of the Fund may only be purchased by insurance company separate accounts for certain variable insurance contracts and by plan sponsors of qualified retirement plans.

The investment objective of the Fund is to realize a high long-term total rate of return consistent with prudent investment risks. Total rate of return consists of current income, which includes dividends, interest, discount accruals and capital appreciation.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is December 31, 2023, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2023 (the “current fiscal period”).

Use of estimates — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2023

Security valuation — A security listed or traded on a domestic exchange is valued at its last sales price on the exchange where it is principally traded. In the absence of a current quotation, the security is valued at the mean between the last bid and asked prices on the exchange. Securities traded on National Association of Securities Dealers Automatic Quotation (“NASDAQ”) System are valued at the NASDAQ official closing price. If there is no NASDAQ official closing price available, the most recent bid quotation is used. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price, and if there are no such sales, the most recent bid quotation is used. Investments representing shares of other open-end investment companies, are valued at their net asset value (“NAV”) as reported by such companies. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded, it is typically valued by an independent pricing agent which employs methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. The independent pricing agent often utilizes proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, repayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Fund’s pricing agent for such securities, if available, and otherwise are valued at amortized cost if the Adviser’s Pricing Committee concludes it approximates fair value. When market quotations are not readily available, securities are valued according to procedures adopted by the Board of Trustees (the “Board”) or are valued at fair value as determined in good faith by the Adviser’s Pricing Committee, whose members include at least two representatives of the Adviser, one of whom is an officer of the Trust. The Adviser has been named the valuation designee to implement the daily pricing and fair valuation procedures of the Fund. Securities whose market value using the procedures outlined above do not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Adviser’s Pricing Committee in accordance with the Trust’s valuation procedures. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which the Fund is carrying the security. Investments in open-end registered investment companies are valued at the end of day NAV per share as reported by the underlying funds.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2023

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the current fiscal period, there were no significant changes to the Fund’s fair value methodologies.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Wilshire Global Allocation Fund	Level 1	Level 2	Level 3	Total
Affiliated Registered Investment Companies	$379,458,449	$—	$—	$379,458,449
Other Open-End Funds	92,504,479	—	—	92,504,479
Total	$471,962,928	$—	$—	$471,962,928

The Fund did not hold any securities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of the end of the current fiscal period. A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when the Fund has over 1% of its net assets in Level 3 investments.

Russian and Ukraine Securities — The continued hostilities between the two countries may still result in more widespread conflict and could have a severe adverse effect on the region and the markets. Sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have additional significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events.

Cash and Cash Equivalents — Idle cash may be swept into various overnight demand deposits and is classified as Cash and cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Investment transactions and investment income — Investment transactions are recorded on a trade date basis. Dividends, including distributions paid by affiliated and unaffiliated registered investment companies, are recorded on the ex-dividend date. The actual tax character of income, realized gains and return of capital distributions received from affiliated and unaffiliated registered investment companies may not be known until after the end of the fiscal year, at which time appropriate adjustments are recorded. Realized gains and losses on investments sold are determined on the basis of identified cost. Distributions received on securities that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2023

Expense policy — Expenses that are attributable to both the Fund and the Wilshire Mutual Funds, Inc. (an affiliated investment company) are allocated across the Fund and the Wilshire Mutual Funds, Inc. based upon relative net assets or another reasonable basis.

Distributions to shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid annually. The Fund’s net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board.

3. Investment Advisory and Other Services.

The Trust employs the Adviser to manage the investment and reinvestment of the assets of the Fund and to continuously review, oversee and administer the Fund’s investment program.

Under an Investment Advisory Agreement, the Fund pays to the Adviser a fee at the annual rate of 0.55% of the average daily net assets of the first $1 billion and 0.45% on the average daily net assets greater than $1 billion of the Fund, excluding assets invested in the Affiliated Funds.

The Adviser has entered into an expense limitation agreement with the Fund requiring it to reduce its management fee and/or reimburse expenses to limit annual operating expenses (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 0.50% of average daily net assets of the Fund. The agreement to limit expenses continues through at least April 30, 2024. The Adviser may recoup the amount of any management fee reductions or expense reimbursements within three years after the day on which the fee reduction or expense reimbursement occurred if the recoupment does not cause the Fund’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement. There were no waivers or recoupments during the current fiscal period. There are no outstanding amounts that are subject to recoupment as of the end of the current fiscal period.

Because the affiliated and unaffiliated registered investment companies have varied fee and expense levels and the Fund may own different proportions of the affiliated and unaffiliated registered investment companies at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2023

U.S. Bank N.A. serves as the Trust’s custodian. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator”) serves as the Trust’s administrator and accounting agent and also serves as the Trust’s transfer agent and dividend disbursing agent. Foreside Fund Services, LLC, serves as the Company’s principal underwriter.

Certain officers and an interested Trustee of the Trust may also be officers or employees of the Adviser, Administrator or their affiliates. They receive no fees for serving as officers or as an interested Trustee of the Trust.

Officers and Trustees’ expenses — The Fund and Wilshire Mutual Funds, Inc. together pay each Independent Trustee an annual retainer of $56,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Trustee is compensated for Board and Committee meeting attendance in accordance with the following schedule: a quarterly Board meeting or a special in-person Board meeting fee of $6,000 for Independent Trustees and $7,000 for the Board chair; a virtual special Board meeting fee of $3,000 for Independent Trustees and $3,500 for the Board chair, and a virtual Committee meeting fee of $1,500.

4. Distribution and Shareholder Services Plan.

The Fund has adopted a Rule 12b-1 distribution and shareholder services plan (the “Distribution Plan”). Pursuant to the Distribution Plan, the Distributor receives from the Fund a distribution and shareholder services fee computed at the annual rate of 0.25% of average daily net assets.

5. Line of Credit.

The Trust and the Wilshire Mutual Funds, Inc. have a $75,000,000 umbrella line of credit (the “Line”), which is uncommitted and senior secured with U.S. Bank N.A. The Line serves as a temporary liquidity service to meet redemption requests that otherwise might require the untimely disposition of securities. Borrowings made by the Fund are secured by the Fund’s assets. The Line has a one year term and is reviewed annually by the Board of Directors. The Line matures, unless renewed, on January 3, 2025. Interest is charged at the prime rate, which was 8.50% as of the end of the current fiscal period. The Fund did not have any outstanding borrowings as of the end of the current fiscal period. The average interest rate paid during the current fiscal period, was 8.19%. During the current fiscal period, the maximum borrowing was $583,000 on November 16, 2023 and average borrowing was $5,770. This borrowing resulted in interest expense of $497.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2023

6. Security Transactions.

During the current fiscal period, the aggregate cost of purchases and proceeds from sales of investments, other than affiliated investments and short-term investments, totaled $3,677,652 and $1,948,638 respectively.

Information regarding the Fund’s investments in the Affiliated Funds during the current fiscal period, is provided in the table below:

Fund	Value as of December 31, 2022	Cost of Purchases	Proceeds From Sales	Realized Gain (Loss)
Wilshire Income Opportunities Fund - Institutional Class	$95,135,612	$13,141,611	$(12,860,671)	$(2,574,738)
Wilshire International Equity Fund - Institutional Class	105,146,615	6,134,145	(12,390,485)	1,383,157
Wilshire Large Company Growth Portfolio - Institutional Class	70,464,457	262,122	(20,129,817)	(2,843,223)
Wilshire Large Company Value Portfolio - Institutional Class	84,066,417	3,165,752	(18,638,772)	(2,222,384)
Wilshire Small Company Growth Portfolio - Institutional Class	6,376,192	4,500,000	(4,548,882)	(2,846,438)
Wilshire Small Company Value Portfolio - Institutional Class	7,849,694	3,218,235	(4,268,320)	185,967
	$369,038,987	$30,421,865	$(72,836,947)	$(8,917,659)

Fund	Change in Unrealized Appreciation	Value as of December 31, 2023	Income Distribution	Capital Gain Distributions
Wilshire Income Opportunities Fund - Institutional Class	$5,424,946	$98,266,760	$3,229,140	$—
Wilshire International Equity Fund - Institutional Class	12,356,794	112,630,226	3,183,898	594,983
Wilshire Large Company Growth Portfolio - Institutional Class	27,700,904	75,454,443	224,765	—
Wilshire Large Company Value Portfolio - Institutional Class	11,850,305	78,221,318	672,732	1,701,908
Wilshire Small Company Growth Portfolio - Institutional Class	3,960,072	7,440,944	—	—
Wilshire Small Company Value Portfolio - Institutional Class	459,182	7,444,758	28,283	274,218
	$61,752,203	$379,458,449	$7,338,818	$2,571,109

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2023

The Fund currently seeks to achieve its investment objective by investing a portion of its assets in Wilshire International Equity Fund, Wilshire Income Opportunities Fund, Wilshire Large Company Growth Portfolio, Wilshire Large Company Value Portfolio, Wilshire Small Company Growth Portfolio, and Wilshire Small Company Value Portfolio (the “Affiliated Funds”), registered open-end management investment companies. The Fund may redeem its investments from the Affiliated Funds at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund is directly affected by the performance of the Affiliated Funds. As of the end of the current fiscal period, the percentage of net assets invested in the Affiliated Funds was 80.5%.

7. Significant Shareholders.

As of the end of the current fiscal period, 99.5% of the outstanding shares of the Fund, representing 1 omnibus shareholder, were held in the separate account of Horace Mann Life Insurance Co. through which shares of the Fund are sold.

8. Tax Information.

No provision for federal income taxes is required because the Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distributes to shareholders all of its taxable net investment income and net realized capital gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial reporting records are not adjusted for temporary differences. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits or expenses will materially change in the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing its tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed within the past three years and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2023

The federal tax cost and unrealized appreciation (depreciation) at December 31, 2023 for the Fund is as follows:

Tax cost of portfolio investments	$488,263,605
Aggregate gross unrealized appreciation	$20,020,720
Aggregate gross unrealized depreciation	(36,321,397)
Net unrealized appreciation	$(16,300,677)

The difference between the book and tax-basis cost of portfolio investments for the Fund is attributable primarily to the tax deferral of losses on wash sales.

The tax character of distributions paid to shareholders for the year ended December 31, 2023 and 2022 was as follows:

	December 31, 2023	December 31, 2022
Ordinary income	$5,996,975	$16,570,985
Long-term capital gains	15,870,637	58,874,869
Total	$21,867,612	$75,445,854

For the year ended December 31, 2023, there was no reclassification made on the Statement of Assets and Liabilities for the Fund as a result of book to tax differences.

At December 31, 2023, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$8,812,930
Undistributed long-term gains	—
Net unrealized depreciation on investments	(16,300,677)
Other Accumulated Loss	(7,971,521)
Total accumulated losses	$(15,459,268)

As of December 31, 2023, the Fund had capital loss carryforwards (“CLCFs”) for federal income tax purposes which do not expire of $0 short-term and $7,971,521 long-term. These CLCFs may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the year ended December 31, 2023, the Fund had not utilized any CLCFs.

Wilshire Variable Insurance Trust Notes to Financial Statements - (Continued) December 31, 2023

9. Indemnifications.

In the normal course of business, the Trust enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

10. Subsequent Event Evaluation.

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to these financial statements.

Wilshire Variable Insurance Trust Report of Independent Registered Public Accounting Firm

To the Shareholders of Wilshire Global Allocation Fund and

Board of Trustees of Wilshire Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Wilshire Variable Insurance Trust comprising Wilshire Global Allocation Fund (the “Fund”) as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Wilshire Variable Insurance Trust Report of Independent Registered Public Accounting Firm - (Continued)

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 29, 2024

Wilshire Variable Insurance Trust Board Approval of Advisory Agreement (Unaudited)

Wilshire Variable Insurance Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company, which was organized as a Delaware statutory trust under a Declaration of Trust dated November 7, 1996. The Declaration of Trust permits the Trust to offer separate series; the Trust presently consists of the following series, Wilshire Global Allocation Fund (the “Fund”).

During the six months ended December 31, 2023, the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”) approved the renewal for an additional one-year term of the investment advisory agreement between Wilshire Advisors LLC (“Wilshire” or the “Adviser”), the investment adviser to the Fund, and the Trust, with respect to the Fund (the “Advisory Agreement”).

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes at a meeting called for such purpose.

The Board approved the renewal of the Advisory Agreement following an extensive process that concluded at the Board’s November 28, 2023 meeting (the “November Meeting”). As required by the 1940 Act, the approval was confirmed by the separate vote of the Independent Trustees, casting votes at a meeting called for such purpose. As part of their review process, the Independent Trustees were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Trustees various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and advised them of the relevant legal standards.

Information Requested and Received

At the direction of the Independent Trustees, Independent Legal Counsel sent a memorandum to the Adviser requesting information regarding the Advisory Agreement to be provided to the Trustees in advance of the November Meeting.

In response to the request for information, the Trustees received information from the Adviser regarding the factors underlying its recommendation to approve the Advisory Agreement. In particular, the Trustees received information from the Adviser as to the Fund describing: (i) the nature, extent and quality of services provided; (ii) the financial condition of the Adviser and its ability to provide the contracted-for services under the applicable Advisory Agreement; (iii) the investment performance of the Fund as provided by the Adviser based upon data gathered from the Morningstar Direct database (“Morningstar”), along with a comparison to its benchmark index; (iv) the costs of services provided and estimated profits realized by the Adviser; (v) the extent to which economies of scale are realized as the Fund grows; (vi) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vii) comparisons of amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar; and (viii) fall-out benefits realized by the Adviser from its relationship with the Fund. The Independent Trustees also received a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals, and they were assisted in their review by Independent Legal Counsel.

Wilshire Variable Insurance Trust Board Approval of Advisory Agreement (Unaudited) - (Continued)

Factors Considered

In connection with its deliberations regarding the proposed renewal of the Advisory Agreement, the Board considered such information and factors as it believed to be relevant in the exercise of its business judgment. As described below, the Board considered the nature, extent and quality of the services performed by the Adviser under the Advisory Agreement; comparative fees as provided by the Adviser; the profits realized by the Adviser; the extent to which the Adviser realizes economies of scale as the Fund grows; and whether any fall-out benefits are being realized by the Adviser. The Board also took into account the various materials received from the Adviser, its discussions with management and the guidance provided by Independent Legal Counsel in private sessions at which no representatives of the Adviser were present. In addition, as a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is comprised solely of Independent Trustees), which also met on November 28, 2023 to review data on the Adviser’s performance. Recognizing that the evaluation process with respect to the services provided by the Adviser is an ongoing one, the Board also considered information reviewed by the Board during the year at other Board and Board committee meetings. The Board considered the foregoing information and all materials provided in the context of its accumulated experience governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel.

In deciding to approve the renewal of the Advisory Agreement, the Board did not identify any single factor as all-important or controlling and each Trustee, in the exercise of his or her business judgment, may attribute different weights to the various factors. The Board based its decision on the totality of the circumstances and relevant factors. This summary discusses the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval and does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Based upon its evaluation of all materials provided, and its determination that it had received sufficient information to make an informed business decision with respect to the Advisory Agreement, the Board concluded that it was in the best interests of the Fund to approve the renewal of the Advisory Agreement.

Wilshire Variable Insurance Trust Board Approval of Advisory Agreement (Unaudited) - (Continued)

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Adviser, the Board considered the functions currently performed by the Adviser, noting that the Adviser performs certain administrative functions on behalf of the Fund. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the key personnel performing the functions under the Advisory Agreement and the resources made available to such personnel. In evaluating the services provided by the Adviser, the Board also took into account that the Fund operates under a fund-of-funds structure that pursues its investment objectives by investing in underlying funds. Thus, the Board considered the capabilities and expertise of the Adviser’s personnel responsible for implementing the Fund’s asset allocation strategies and considered the information provided by the Adviser regarding its portfolio construction methodology, as well as the firm’s investment oversight and risk management processes.

The Board considered the compliance program established by the Adviser and the level of compliance maintained for the Fund. In addition, the Board considered the regular reports it receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also took into account information regarding the Adviser’s disaster recovery and contingency plans and data protection safeguards, among other things.

The Board considered the Adviser’s financial condition. In this regard, the Board reviewed, among other things, the Adviser’s audited consolidated financial statements as of December 31, 2022, as well as information regarding the firm’s business plans. The Board also noted the Adviser’s commitment to ensuring that sufficient resources will continue to be available in the future for servicing the Fund.

In connection with its evaluation of the quality of services provided by the Adviser, the Board noted the change in the Fund’s investment mandate from domestic allocation to global allocation in July 2014, and as a result, reviewed the Fund’s annualized performance for the one, three- and five-year periods ended September 30, 2023, as well as the relevant peer group and benchmark returns for the same periods. In general, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, and the responsibilities of the Adviser, as disclosed in the Fund’s prospectus. As to the Adviser’s performance, the Board noted that, although the Fund’s annualized returns were below the Fund’s hybrid benchmark performance for all periods reviewed with the exception of the one-year period, the Fund outperformed its peer group median for all periods reviewed, ranking in the first, second and second quintiles of its peer group for the one, three and five-year periods, respectively (the first quintile being the best performers and the fifth quintile being the worst performers).

In evaluating the Fund’s performance metrics, the Board took into account its discussions with management throughout the year regarding the factors that contributed to or detracted from performance, as the case may be, and considered the Adviser’s overall track record and reputation. After reviewing the foregoing and related factors, the Board concluded that the Fund’s performance was acceptable and supported the renewal of the Advisory Agreement.

Wilshire Variable Insurance Trust Board Approval of Advisory Agreement (Unaudited) - (Continued)

In addition, based on the foregoing, the Board concluded that the Adviser and its personnel were qualified to continue to serve the Fund in such capacity and that it was satisfied with the nature, extent and quality of services provided by the Adviser to the Fund.

Comparative Fees

The Board compared the Fund’s actual management fee paid and total expense ratio to the applicable peer group of funds, as well as the Fund’s size relative to its peers. In considering the comparative fee and expense data provided by the Adviser, the Board noted that although the Fund’s total expense ratio was above the peer group median, ranking in the fifth quintile, the Fund’s actual management fee paid was below the peer group median and ranked in the first quintile of its peer group (the first quintile being the lowest and the fifth quintile being the highest). The Board took into account the Fund’s fund-of-funds structure and noted that the management fee is applied to assets not invested in the Wilshire Mutual Funds complex. The Board also considered that the Adviser has entered into an expense limitation agreement with respect to the Fund.

In addition to the foregoing, the Board took into account the Adviser’s representation that there is no duplication of fees for the Fund and that the Adviser’s management fee principally relates to asset allocation, underlying fund selection, management of cash flows and portfolio monitoring.

As part of its evaluation of the Fund’s management fee, the Board considered how such fee compared to the fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, noting that Wilshire sub-advises other asset allocation relationships and charges some of those sub-advised funds a lower fee. In this regard, the Board considered, among other things, Wilshire’s discussion of the significant differences in the scope of services provided to the Fund and to such sub-advised funds. The Board concluded that the information it received demonstrated that the aggregate services provided to and specific circumstances of the Fund were sufficiently different from the services provided to and specific circumstances of the sub-advised funds to support the difference in fees.

Based upon all of the above, the Board concluded that the management fee for the Fund was reasonable.

Costs of Services Provided and Profitability to Wilshire

With respect to the costs of services provided and profitability realized by Wilshire from its relationship with the Fund, the Board reviewed a profitability analysis and data from Wilshire, setting forth, among other things, gross revenues received by Wilshire, expenses allocated to the Trust and the operating margin/profitability rate. In the course of its review of Wilshire’s profitability, the Board took into account the methods used by Wilshire to determine expenses and profit. The Board considered all of the foregoing in evaluating the costs of services provided, the profitability to Wilshire and the profitability rates presented, and concluded that the profits realized by Wilshire were not unreasonable in comparison with the costs of providing investment advisory services to the Fund.

Wilshire Variable Insurance Trust Board Approval of Advisory Agreement (Unaudited) - (Continued)

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund as Fund assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board noted the Adviser’s statements, including that it believes its management fee is appropriate and that, where possible, the Adviser has utilized common service providers across multiple funds in the complex in order to negotiate lower fees on behalf of the Fund.

As part of its assessment of economies of scale, the Board also considered that economies of scale may be shared through a number of means, including expense limitations and/ or management fees set at competitive rates pre-assuming future asset growth. Thus, the Board considered the size of the Fund and the competitiveness of the actual management fee paid by the Fund, as well as the Adviser’s agreement to limit the Fund’s expenses. The Board also took into account that the management fee includes a breakpoint.

Based upon all of the above, the Board concluded that the management fee for the Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board considered that the Adviser may retain a portion of the Rule 12b 1 fees collected by the Fund to offset its costs for distribution services provided to the Fund but noted that the Adviser has not historically done so. The Board also considered the Adviser’s statement that benefits from its relationship with the Fund were primarily limited to the advisory fees paid. The Board determined that the advisory fees were reasonable in light of any fall-out benefits.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the continuation of the Fund’s Advisory Agreement is in the best interests of the Fund.

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited)

The Board of Trustees, five of whom are not considered “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), has responsibility for the overall management and operations of the Trust. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-today operations of the Trust.

Set forth below are the names of the Trustees and executive officers of the Trust, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Trustee and officer is 1299 Ocean Avenue, Suite 600, Santa Monica, CA 90401.

Name and Age	Position Held with The Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

Roger A. Formisano,(2) 75	Trustee	Since 2002	Retired; formerly Vice President, University Medical Foundation, (2006 to 2018); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	8	Wilshire Mutual Funds, Inc. (7 Funds)

Matthew E. Forstenhausler, 64	Trustee	Since 2023	Retired; formerly Partner, Ernst Young LLP (1981 to 2019)	8	Wilshire Mutual Funds, Inc. (7 Funds); formerly Director of Sierra Income Fund (2020 to 2022)

Edward Gubman, 73	Trustee	Since 2011	Retired; formerly Founder and Principal, Strategic Talent Solutions (2004 to 2009); Consultant, Gubman Consulting (2001 to 2003); Account Manager and Global Practice Leader, Hewitt Associates (1983 to 2000)	8	Wilshire Mutual Funds, Inc. (7 Funds)

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held with The Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
Elizabeth A. Levy-Navarro, 60	Trustee	Since 2019	Independent Corporate Advisor, Summit Strategy (since 2018); Chief Executive Officer, Orrington Strategies (2002 to 2017); Partner, Practice Leader, and Operating Committee Member for a division of Nielsen Holdings (1993 to 2002).	8	Wilshire Mutual Funds, Inc. (7 Funds); Eastside Distilling Company

George J. Zock, 73	Trustee, Chairman of the Board	Since 1996; Trustee of Predecessor Funds from 1995 to 1996	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	8	Wilshire Mutual Funds, Inc. (7 Funds); Armed Forces Insurance Exchange

INTERESTED TRUSTEE

Jason Schwarz,(3) 49	Trustee and President	Trustee since 2018/ President since 2014	President, Wilshire Advisors LLC (since 2021); Chief Operating Officer, Wilshire Advisors LLC (2020 to March 2022); President, Wilshire Funds Management (2014 to 2020); President, Wilshire Analytics (2017 to 2020); Managing Director, Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (2005 to 2014)	8	Wilshire Mutual Funds, Inc. (7 Funds)

OFFICERS

Sandy Choi, 50	Chief Compliance Officer and Secretary	Since 2023	General Counsel and Head of Compliance, Wilshire Advisors LLC (Since 2023); General Counsel, Cercano Management LLC (2022 – 2023); Sr. Managing Director, Guggenheim Investments (2013-2022)	N/A	N/A

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited) - (Continued)

Name and Age	Position Held with The Trust	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
Michael Wauters, 57	Treasurer	Since 2009	Managing Director - Finance, Wilshire Advisors LLC (since 2021); Chief Financial Officer (2013 to 2021), Controller, (2009 to 2012)	N/A	N/A

Nathan R. Palmer, 48	Vice President	Since 2011	Managing Director, Wilshire Advisors LLC (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)	N/A	N/A

Josh Emanuel, 44	Vice President	Since 2015	Managing Director, Wilshire Advisors LLC (since 2015); Chief Investment Officer, Wilshire Advisors LLC (since 2015); Chief Investment Officer, The Elements Financial Group, LLC (2010 to 2015)	N/A	N/A

Suehyun Kim, 46	Vice President	Since 2019	Vice President, Wilshire Advisors LLC (since 2018); Director, Cetera Financial Group (2011 to 2018)	N/A	N/A

(1)	Each Trustee serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal (as provided in the Trust’s Declaration of Trust) or retirement which takes effect no later than the May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Formisano invests in mutual funds advised by WCM Investment Management, LLC, a sub-adviser to other funds in the Wilshire fund complex.

(3)	Mr. Schwarz is considered an Interested Trustee because he is an officer of Wilshire.

Wilshire Variable Insurance Trust Additional Fund Information (Unaudited) - (Continued)

Information on Proxy Voting

A description of policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, along with the Fund’s proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30 is available at no charge, upon request by calling 1-888-200-6796, or on the SEC’s website at www.sec.gov.

Information on Form N-PORT

The Trust files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. These filings are available on the SEC’s website at www.sec.gov.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Contract Owners may revoke their consent to householding at any time by calling (866) 591-1568. Upon receipt of a Contract Owner’s revocation, the Trust will begin mailing individual copies of the above-referenced documents to the Contract Owner’s attention within 30 days.

Wilshire Variable Insurance Trust Tax Information

For the year ended December 31, 2023, the Fund designated 0.00% of ordinary distributions paid as interest-related dividends under the Internal Revenue Code Section 871 (k)(1)(c).

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871 (k)(2)(c) is 0.00%.

For the year ended December 31, 2023, the Fund designated $15,870,637 as long-term capital gain distributions.

Of the ordinary income distributions made by the Fund, 0.00% represents the amount of the distribution which will qualify for the dividends received deduction available to corporate shareholders.

Wilshire Variable Insurance Trust

Wilshire Advisors LLC
1299 Ocean Avenue
Santa Monica, CA 90401

1-866-591-1568

WH-VIT-ANNUAL 12/31/23

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed herewith. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

As of February 28, 2023, the registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Roger A. Formisano and Mr. Matt Forstenhausler are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
Audit Fees	$18,000	$18,000
Audit-Related Fees	0	0
Tax Fees	4,000	4,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	$4,000	$4,000
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

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(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto.

Exhibit 99.CODE ETH

Code of Ethics

Exhibit 99.CERT

Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT

Certifications required by Rule 30a-2(b) under the Act

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Variable Insurance Trust

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	March 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	March 11, 2024

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	March 11, 2024

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